Filed pursuant to Rule 497AD
File No. 333-149374

In this presentation, we will discussing an investment product called FS Investment Corporation, or FSIC for short.

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There are a number of risks associated with this product. As with any potential investment, you should read and understand the prospectus before making your decision to invest in FSIC.

Here are a number of logos of companies that you might have heard of. Ask yourself: what do these companies have in common?

They are all privately held companies, meaning you cannot buy stock in them on public markets. They instead are owned by private equity holders. Keep in mind, just because a company is private does not mean it is small and unknown. Many private companies are well established brands in their industries.

When private companies need capital to run their businesses, they often borrow money from banks or other lenders.

And, you can invest in the loans they make, which we will refer to as private debt investments. How?

We are going to talk about an investment fund called FSIC, which stands for FS Investment Corporation. It is a unique investment offering in several ways:

•	It invests primarily in the most senior types of loans made to established private U.S. companies, a concept which will be explained

•	It focuses on generating income with potential growth in value

•	It adds diversification and stability to traditional portfolios

•	It requires a low investment minimum yet gives you access to a top asset manager and an institutional-style strategy

A good way to help you understand FSIC is to step clockwise through these six attributes of the Fund: seniority, timeliness, expertise, access, diversification and yield.

We’ll start with SENIORITY. As we said FSIC’s goals are to generate income and, secondarily, some growth in value. The Fund concentrates on debt investments well-suited to achieve these objectives.

FSIC invests primarily in senior secured loans made to private companies. These can be among the least risky investments in a company because they have “seniority.” That means that, in the case of a default, borrowers are obligated to pay lenders back before bondholders or equity holders. Also, unlike other debt securities, senior secured loans are backed (or “secured”) with company assets.

Unsecured loans, which include bonds, are next in line for payment. Lenders take on more risk – in part because these loans are not secured by company assets – and therefore charge higher interest rates to borrowers. FSIC has the flexibility to invest in unsecured loans to enhance fund performance, which it will do as long as the risks are in line with the portfolio’s conservative investment goals.

As an example of what seniority can mean, when General Motors went into bankruptcy in 2009, unsecured debt holders lost most of their investment and stockholders lost all value. Senior secured loans were the only assets to be repaid in full, demonstrating the advantages of seniority.

Let’s discuss FSIC’s TIMELINESS by discussing interest rates. You may be aware that, for some time now, interest rates have been at all-time historical lows.

Most FSIC loans have floating interest rates, meaning the interest payments that borrowers owe adjust as prevailing interest rates change over time. Floating rate investments protect debt investors from losing value when interest rates rise.

Fixed-rate investments, such as bonds, perform poorly in rising rate environments. As interest rates rise, the value of fixed-rate investments tends to decrease and vice versa. That’s because demand for an existing security falls if investors can get better rates elsewhere.

FSIC provides timeliness in that they help position investors to succeed in a broad range of economic environments. Floating rates create a natural hedge against rising interest rates and inflation.

Now onto EXPERTISE. It takes a team of highly qualified professionals to manage FSIC. Let’s first review the entities that make this investment opportunity possible.

•	As the Fund’s sponsor, Franklin Square Capital Partners designed the product and oversees its management.
•	Its affiliate, FB Income Advisor advises the Fund, which means it is ultimately responsible for operating the Fund and selecting investments.
•	GSO / Blackstone is the sub-adviser, who analyzes and recommends assets to be held in FSIC. We will talk about them in some detail because their expertise is critical to the performance of the Fund.
•	Finally, the product is distributed to independent broker dealers by another affiliate of Franklin Square, FS2 Capital Partners.

Just a little about Franklin Square, who created FSIC. The organization was founded in 2007 with the vision of bringing innovative alternative investment products like FSIC to the investing public by partnering with institutional investment managers. The firm is deeply committed to a long list of best practices for the benefit of all investors.

FSIC was the original non-traded business development company of its kind. We’ll address what a BDC is shortly, but for now, recognize that a BDC offers a number of legally required protections, which you see in the middle circle.

Franklin Square goes further by adhering to several important practices that you see on this outer circle. Here are three that should be most important to you:

•	FULLY EARNED DISTRIBUTIONS: When the Fund pays distributions to investors, it intends to pay the money from fully earned returns made in the portfolio; not from the money you invested.
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TRANSPARENCY: FSIC is fully registered with the SEC and other regulatory agencies. The Fund reports all of its investment activities every quarter so investors can stay apprised of what they are holding.

•	SPONSOR INVESTMENT: Both Franklin Square and GSO / Blackstone employees have invested significant money in FSIC. Their interests are aligned with investors’ interests.

GSO / Blackstone is an ideal asset manager for FSIC because of its scale and expertise.

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SCALE: As one of the world’s largest global managers of leveraged loans, the organization is well-positioned to evaluate private debt opportunities. Their size means that GSO often has first access to significant loan deals, which they can structure to limit risks and maximize returns. Also, their clients include some of the world’s most sophisticated and demanding institutions and high net worth investors. These include public and corporate pension plans, endowments, sovereign wealth funds and financial institutions.

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EXPERTISE: GSO employs more than 180 employees operating in three offices in the U.S. and abroad. GSO knows the credit business and employs rigorous analysis when considering a company’s ability to honor its debts under various economic conditions. This expertise helps FSIC select profitable, secure loans while limiting the chance of default.

FSIC gives mainstream investors a rare opportunity to have an asset manager of GSO / Blackstone’s caliber analyzing investments for them. Without the Fund, you would have needed millions to access their services.

Let’s talk about ACCESS.

We mentioned that GSO / Blackstone serves institutional investors. Besides having more money to invest, how do such investors differ from individual investors?

The way they allocate their investments is different. The sizable green slice on the left shows alternative strategies, which includes investments in the debt and equity of private companies. Institutions look to private debt and equity for its potential to provide income and capital appreciation.

Notice that the typical individual’s pie is missing that slice entirely. Most investors do not have familiarity with these private investments and have had few opportunities to participate in this sector. As mentioned, these classes traditionally required considerable investments that only large, sophisticated investors could afford.

Franklin Square’s goal is to give investors of all kinds a simple way to gain access to this slice at a low minimum investment.

FSIC offers that opportunity because it is a Business Development Company. A “BDC” is a type of investment created under the Investment Company Act of 1940 designed to enable investors to access private debt and equity investments with reasonably low investment minimums. Think of a BDC as a way to access the world of private debt.

BDCs have been around since the 1980s but FSIC is the first one of its kind to open the gateway to senior secured loans of private companies. BDCs are highly regulated, which ensures transparency for investors. They are registered with the SEC and subject to the certification requirements of Sarbanes Oxley. Asset values are calculated on a quarterly basis and disclosed in periodic public filings.

Some thoughts on DIVERSIFICATION. This chart shows the correlations of senior secured loans (represented by a benchmark called the Credit Suisse Leveraged Loan Index) to popular asset classes including: government bonds, corporate bonds, commodities, stocks and real estate.

A perfect correlation of +1 (on the far right) implies that two assets move together in lock step while a -1 (on the left) implies that they move in completely different directions. We see here that none of these asset classes passes 0.5, so they have exhibited low correlation to loans.

Put another way, when these assets rise or fall, senior secured loans tend not to follow them up the mountain or down into the valley. They walk their own path.

Having non-correlated assets in your investment mix can be desirable. Why? Simply adding them to your portfolio helps lower overall volatility and bring more stability. Senior secured loans are particularly adept at doing this.

So FSIC’s investments can have a diversifying effect on an investor’s portfolio. By smoothing out the dips and spikes in a portfolio, investors may even achieve higher returns over the long term.

Now for our final attribute: YIELD. When one considers an investment, it is important to understand how that investment creates returns.

FSIC’s principal source of return comes in the form of current income or distributions per share (the green box). It expects to pay out distributions on a monthly basis over the life of the Fund . The Fund’s current annual distribution yield as of October 2011 was 7.6%, which is subject to change at the discretion of the board of directors. The yield has consistently exceeded over 7% since the fund started.

From time to time, FSIC may offer investors additional distributions when the Fund’s assets create exceptional gains. Such distributions may be made in the form of additional shares or cash (the orange and dark blue boxes).

Long-term capital appreciation is a secondary goal for FSIC. If the assets chosen by the asset manager for the Fund experience exceptional gains, the value of the portfolio rises and the share price may also be adjusted upwards. A rising share price indicates appreciating value, which can yield additional returns for investors. Shares originally sold at $10.00 and have been increased several times since.

Remember these color boxes because on the next slide we will see how these have contributed to Fund growth.

This graph shows us what has happened in the Fund from its inception in January 2009 through September 2011 – a period of 33 months.

The blue line tracks how a $100,000 invested at the start of the Fund would have grown to over $147,000 over that period. You will note the line really starts at $90,000, which reflects the 10% sales load charged when the investment was made (which we describe later).

The green boxes are the distributions per share. Keep in mind, current income is the principal goal of FSIC and yields over this period have consistently exceeded 7%.

The orange boxes represent 8 stock distributions over this period. And the darker blue boxes show three special cash distributions that FSIC paid.

Finally, the share price began at $10 and had increased five times since inception and is now $10.65.

When you total it up, the account would have grown as depicted here. So FSIC has performed well over the period, although that of course does not imply that future performance will be the same.

We finished stepping through the six attributes of FSIC. Now we will close with a summary of the important terms of the FSIC offering:

•	The minimum investment is $5,000, assuming investors meet certain income and/or net worth requirements.
•	The current price per share is [$10.65].
•	The Fund is currently yielding 7.6%.
•	Distributions can be reinvested at 95% of the current price or taken in cash.
•	This is a long-term investment, not designed for liquidity. There are limited opportunities to liquidate your investment until the Fund executes its exit strategy.
•	At that point, FSIC will liquidate its assets, go public or be merged. One of these events is expected to occur between 5 and 7 years after the Fund completes its offering stage.

The returns you saw on the previous slide represented what investors got after fees were taken. So what are the fees for FSIC?

This table summarizes the fund expenses. There is a sales load of 10% and 1.5% of offering expenses to bring FSIC to investors.

This is a special type of investment with higher fees relative to typical investment funds. That’s due in part to the fact that the Fund uses one of the world’s leading asset managers, GSO / Blackstone, who has to take a very active role in analyzing private loan deals suitable for the portfolio.

What’s most important for investors to look at is their gains net of fees. Keep in mind that, even after these expenses, FSIC has produced current income over 7% (to date) as well as capital appreciation.

This is a list of the risk factors you must be aware of before choosing to invest in FSIC. These are in the prospectus, which you must read as well.